UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM  8-K

                                 CURRENT  REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

      Date  of  Report  (Date  of  Earliest  Event  Reported):  July  16,  2004

                                Donobi, Inc, INC.
                                -----------------

                              f/k/a HNET.NET, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)


                                   33-20783-D
                            (Commission File Number)

                                   84-1064958
                                   ----------

                      (I.R.S. Employer Identification No.)

                               3256 Chico Way, NW
                              Bremerton, WA 98312
              ----------------------------------------------------------
             (Address  of  Principal  Executive  Offices)     (Zip  Code)

                                 (360) 782-4477
                                ---------------
              (Registrant's Telephone Number, Including Area Code)

     This Current Report on Form 8-K is filed by Donobi, Inc., a Nevada corporation, f/k/a HNET.NET, Inc. (the "Registrant"), in connection with the items set forth below.

ITEM  1.  Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     See  Item  5.

ITEM  3.  Not  Applicable.

ITEM  4.  Not  Applicable.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE


              CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

This Information Statement on Schedule 14C contains certain forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about plans and objectives of management, potential acquisitions and market growth and opportunity. These forward-looking statements are neither promises nor guarantees and involve risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements. You should not expect that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and we disavow and disclaim an obligation to do so.

On July 16, 2004 the Company held an annual meeting of shareholders pursuant to notice and the Information Statement on Form 14-c previously filed with the Securities & Exchange Commission.

On May 25, 2004, the Company organized a corporation under Nevada law under the name Donobi, Inc. At the meeting, the shareholders approved a redomicile of the Company by merger with the newly created Nevada corporation. On July 23, 2004 the Company caused the filing of Articles of Merger effecting the change with the Secretary of State of Colorado and Nevada.

As a result, on July 23, 2004 the Company changed its domicile from the state of Colorado to the state of Nevada and has changed its name from H-Net.Net, Inc. to Donobi, Inc. The Company believes these changes are in keeping with the Company's operational direction and business objectives.

At the meeting, the Company adopted a new set of bylaws that are attached hereto as an Exhibit.
The  Over-  The-Counter  Bulletin  Board  symbol  has  been  changed to  "DNOB".

A  new  Board  of  Directors  was  elected  by  the  shareholders  as  follows:

Name                            Position  with  the  Company             Since
----------------------          ----------------------------           ---------

William M. Wright, III                   Chairman                       2-16-04
808 Mt. Mystery Loop
Poulsbo,  WA  98370

Terry  L.  Stein                         Director                       2-16-04
1573  Northlake  Way
Bremerton,  WA  98312


A  new  slate  of  officers  was  also  elected  as  follows:

Name                                     Positions
----------------------          ----------------------------
William M. Wright, III             President/CEO/Chairman
808 Mt. Mystery Loop
Poulsbo,  WA  98370

Terry  L.  Stein                         Treasurer
1573  Northlake  Way
Bremerton,  WA  98312

Judy  A.  Henry                             CFO
3539 NE Shore Cliff Street
Bremerton,  WA  98311

Melissa  A.  Tippets                      Secretary
7726 Clover Blossom Lane
Bremerton,  WA  98311


Finally, the Company has commenced discussions regarding the acquisition of substantially all of the assets of a Washington state based internet service provider. Management believes these assets and the company's broadband customer base will fit with the shift in the Company's customer base and provide a platform to launch developing product lines. The discussions are in the very earliest stages and there can be no assurance that any definitive agreement will be reached.

ITEM  6.          Not  Applicable.

ITEM  7.          Not  Applicable.

ITEM  8.          Not  Applicable.

ITEM  9.          Not  Applicable.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Donobi,  INC.



By:  /s/  William  Wright
     --------------------
     William  Wright
     Chairman


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10          Bylaws  of  Donobi,  Inc.,  a  Nevada  corporation

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